SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      February 19, 2001
                                                  -----------------------------


                              THE SOUTHERN COMPANY
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             (Exact name of registrant as specified in its charter)


     Delaware                           1-3526                  58-0690070
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


     270 Peachtree Street, NW, Atlanta, Georgia                  30303
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     (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code      (404) 506-5000
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                                      N/A
         (Former name or former address, if changed since last report.)

Item 9.       Regulation FD Disclosure.

              On February 19, 2001, The Southern Company issued a press release related to the spin-off of Mirant Corporation. The purpose of this Form 8-K is to furnish the press release for informational purposes only pursuant to Regulation FD. A copy of the press release is furnished with this Form 8-K as
Exhibit 99.

Exhibit  99 - Press release dated February 19, 2001 related to the spin-off of
              Mirant Corporation.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE SOUTHERN COMPANY


                                            By  /s/Tommy Chisholm
                                                 Tommy Chisholm
                                                   Secretary

Date:    February 20, 2001